                                                                     EXHIBIT 4.1

NUMBER                                                                                                                    SHARES

CMF-                                                 [CAL-MAINE LOGO]
COMMON STOCK                                                                                                         COMMONSTOCK


                                                                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                                                       CAL-MAINE FOODS, INC.
                                            INCORPORATED UNDER THE LAWS OF THE STATE OF
                                                             DELAWARE

                                                                                                                           CUSIP
THIS CERTIFIES that

is the owner of
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FULLY PAID AND NONASSESABLE SHARES OF COMMON STOCK $.Ol PAR VALUE PER SHARE, OF

                              CAL-MAINEFOODS,INC.

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certifica is not vaild until counter signed and registered by the Transfer
Agent and Registar.
         WITNESS the facsimile seal of the Company and the facsimile signtures of its duly authorzed officers.

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
Dated:
                                                                                                         Chief Executive Officer

                                                              (SEAL)
                                                                                                                      Secretary
COUNTERSIGNED AND REGISTERED:
   SunTrust Bank, Atlanta
       (Atlanta, Georgia)
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
                             CAL-MAINE FOODS, INC.


                          THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH
STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF
EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS,
LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY
BE MADE TO THE COMPANY OR THE TRANSFER AGENT.


                 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                 TEN COM -as tenants in common
                 TEN ENT -as tenants by the entireties
                 JT TEN  -as joint tenants with rights of survivorship and not as tenants in common
                 UNIF GIFT MIN ACT -.....Custodian.....
                          (cust)        (minor)
                          under Uniform Gifts to Minors
                          Act........
                             (State)

    Additional abbreviations may also be used though not in the above list.

        For Value Received,__________ hereby sell, assign and transfer unto


Please insert social security or other identifying number of assignee

---------------------


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       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, OF ASSIGNEE)


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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

                    Dated
                          -------------------------

                 NOTICE:   THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND
                 WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                 EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGMENT OR ANY
                 CHANGE WHATEVER.


   --------------------------------------
   (SIGNATURE)

   --------------------------------------
   (SIGNATURE)

               Note:     Signature(s) should be guaranteed by an
               eligible institution pursuant to S.E.C. Rule 17Ad-15